MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JUNE 10, 2009

TO THE

PROSPECTUSES DATED MAY 1, 2009

MFS® EMERGING MARKETS EQUITY PORTFOLIO

This Supplement is made as of June 10, 2009 to the Prospectuses of Met Investors Series Trust (the “Trust”) dated May 1, 2009.

Effective June 12, 209, the information appearing under the heading “Management—The Advisers” in the Trust’s Prospectuses regarding the portfolio managers of the MFS® Emerging Markets Equity Portfolio (the “Portfolio”) is deleted in its entirety and replaced with the following:

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The Portfolio is managed by Nicholas D. Smithie, Jose Luis Garcia, and Robert Lau. As portfolio managers for the Portfolio, Messrs. Smithie, Garcia, and Lau are primarily responsible for the day-to-day management of the Portfolio. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities. Mr. Lau, an investment officer of MFS, has been employed in the investment area of MFS since 2001.

Date: June 10, 2009